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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in Registration Statements No. 33-34019, No. 333-01019 and No. 333-52199 of Calgon Carbon Corporation on Forms S-8 of our report dated January 30, 2002 (February 5, 2002 as to Note 8), incorporated by reference in this Annual Report on Form 10-K of Calgon Carbon Corporation for the year ended December 31, 2001.




DELOITTE & TOUCHE  LLP
Pittsburgh, Pennsylvania
March 29, 2002

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